UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

Cadus Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-28674	13-3660391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, New York, NY 10153
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 702-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On June 28, 2018, Cadus Corporation, a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to adopt the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Cadus Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), and Starfire Holding Corporation, a Delaware corporation (“Parent”). On June 28, 2018, the Merger Agreement was approved by the requisite vote of the Company’s stockholders at the Special Meeting. Pursuant to the terms of the Merger Agreement, the merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity after the merger, was consummated (the “Merger”) on June 28, 2018. As a result of the Merger, the Company is now a wholly-owned subsidiary of Parent.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information in the Introductory Note is hereby incorporated by reference.

At the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of the Company (the “Common Shares”) issued and outstanding immediately prior to the Effective Time was cancelled and each such share of Common Stock (other than (i) shares that are owned by Parent, Merger Sub or any of their respective subsidiaries or affiliates (other than the Company or any of its management)), (ii) shares owned by the Company or the Company’s subsidiaries or (iii) shares held by any of the Company’s stockholders that have perfected and not effectively withdrawn or lost their appraisal rights under Delaware law (the “Dissenting Shares”)) was converted into the right to receive $1.61 in cash, without interest (the “Merger Consideration”), less any applicable withholding taxes. Following the consummation of the Merger, the Common Shares will cease to be quoted on the OTCQB Marketplace operated by the OTC Markets Group, Inc. (“OTCQB”).

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Common Shares will no longer be quoted on the OTCQB and the Company intends to terminate the registration of the Common Shares under Section 12 of the Exchange Act of 1934, as amended, and as a result, the Company will no longer file reports with the SEC.

Item 3.03. Material Modification to Rights of Security Holders.

The information in Item 2.01 and 3.01 is incorporated by reference herein.

At the Effective Time, the Company’s stockholders immediately before the Effective Time ceased to have any rights as stockholders in the Company, other than their right to receive the Merger Consideration or, with respect to stockholders holding Dissenting Shares, appraisal rights.

Item 5.01. Changes in Control of Registrant

Pursuant to the terms of the Merger Agreement, the Merger was completed on June 28, 2018, upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware, at which time Merger Sub was merged with and into the Company, with the Company continuing as the surviving entity after the Merger. As a result of the Merger, the Company is now a wholly-owned subsidiary of Parent.

The aggregate consideration paid in connection with the Merger was approximately $13,626,078, which consideration was funded with cash on hand from Parent.

The foregoing summary of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with completion of the Merger, each of Peter S. Liebert, M.D., Tara Elias Schuchts and Jack G. Wasserman resigned from his or her respective position as a member of the Company’s board of directors (the “Board”), and any committee thereof, effective as of the Effective Time on June 28, 2018. Also on June 28, 2018, following the Effective Time, SungHwan Cho and Keith Cozza were elected to the Board.

In connection with completion of the Merger, David Blitz resigned from the offices of Treasurer and Secretary of the Company, effective as of the Effective Time on June 28, 2018. Also on June 28, 2018, following the Effective Time, Keith Cozza was appointed Vice President and Secretary of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company amended and restated its certificate of incorporation and its bylaws. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2018, the Company held the Special Meeting to adopt the previously disclosed Merger Agreement. Stockholders of Common Shares as of May 15, 2018 (the “Record Date”) had one vote for each Common Share owned by such stockholder as of the close of business on the Record Date.

Pursuant to the terms of applicable law and the Merger Agreement, the approval of the Merger and adoption of the Merger Agreement required the affirmative vote of both (i) the holders of a majority of the outstanding Common Shares entitled to vote on the adoption of the Merger Agreement (the “Stockholder Vote”) and (ii) the holders of a majority of the outstanding Common Shares entitled to vote on the adoption of the Merger Agreement that were not beneficially owned by Parent, Merger Sub or their affiliates (the “Unaffiliated Stockholder Vote”).

According to the preliminary report of the inspector of elections, at the Special Meeting, the Merger was approved and the Merger Agreement was adopted by the requisite vote of the stockholders of the Company. The Merger was approved and the Merger Agreement was adopted by approximately 86.36% of the aggregate voting power of the outstanding shares of the Company’s common stock, and by holders of approximately 57.63% of the shares of the Company’s common stock not beneficially owned by Parent, Merger Sub or their affiliates. A second proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, was not needed because there were sufficient votes to approve the proposal to adopt the Merger Agreement.

A preliminary tally of the votes for the Stockholder Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,702,084	6,784	1,303	N/A

A preliminary tally of the votes for the Unaffiliated Stockholder Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,877,406	6,784	1,303	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 20, 2018, by and among Cadus Corporation, Starfire Holding Corporation and Cadus Merger Sub LLC (incorporated herein by reference to Exhibit 2.1 to Form 8-K of Cadus Corporation, filed with the Securities and Exchange Commission on January 22, 2018).

3.1	Second Amended and Restated Certificate of Incorporation of Cadus Corporation.

3.2	Amended and Restated Bylaws of Cadus Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadus Corporation

Date: June 28, 2018	By:	/s/ Hunter C. Gary
Name: Hunter C. Gary
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 20, 2018, by and among Cadus Corporation, Starfire Holding Corporation and Cadus Merger Sub LLC (incorporated herein by reference to Exhibit 2.1 to Form 8-K of Cadus Corporation, filed with the Securities and Exchange Commission on January 22, 2018).

3.1	Second Amended and Restated Certificate of Incorporation of Cadus Corporation.

3.2	Amended and Restated Bylaws of Cadus Corporation.